                                                               Exhibit (a)(13)

                                AMENDMENT NO. 12
               TO AMENDED AND RESTATED DECLARATION OF TRUST
                               OF ING MUTUAL FUNDS

      THIS AMENDMENT NO. 12 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of My 13,2006, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the "Trust").

      WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

      WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create one additional series of Interests of the Trust, and divide the shares of beneficial interest of the series into four separate classes to be known as follows:

SERIES                                      CLASSES
------                                      -------
ING Disciplined International SmallCap      ING Disciplined International SmallCap Fund
Fund                                        -- Class A
                                            ING Disciplined International SmallCap Fund
                                            -- Class B
                                            ING Disciplined International SmallCap Fund
                                            -- Class C
                                            ING Disciplined International SmallCap Fund
                                            -- Class I

      WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to establish one additional class for ING Diversified International Fund to be known as follows:

            ING Diversified International Fund - Class R

      NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:

      The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

SERIES                                      Classes
------                                      -------
ING Disciplined International SmallCap      ING Disciplined International SmallCap Fund
Fund                                        -- Class A
                                            ING Disciplined International SmallCap Fund
                                            -- Class B
                                            ING Disciplined International SmallCap Fund
                                            -- Class C
                                            ING Disciplined International SmallCap Fund
                                            -- Class I

ING Diversified International Fund          ING Diversified International Fund -- Class A
                                            ING Diversified International Fund -- Class B
                                            ING Diversified International Fund -- Class C
                                            ING Diversified International Fund -- Class I
                                            ING Diversified International Fund -- Class R

ING Emerging Countries Fund                 ING Emerging Countries Fund -- Class A
                                            ING Emerging Countries Fund -- Class B
                                            ING Emerging Countries Fund -- Class C
                                            ING Emerging Countries Fund -- Class I
                                            ING Emerging Countries Fund -- Class M
                                            ING Emerging Countries Fund -- Class Q

ING Emerging Markets Fixed Income Fund      ING Emerging Markets Fixed Income Fund --
                                            Class A
                                            ING Emerging Markets Fixed Income Fund --
                                            Class B
                                            ING Emerging Markets Fixed Income Fund --
                                            Class C
                                            ING Emerging Markets Fixed Income Fund --
                                            Class I

ING Foreign Fund                            ING Foreign Fund -- Class A
                                            ING Foreign Fund -- Class B
                                            ING Foreign Fund -- Class C
                                            ING Foreign Fund -- Class I
                                            ING Foreign Fund -- Class Q

ING Global Bond Fund                        ING Global Bond Fund -- Class A
                                            ING Global Bond Fund -- Class B
                                            ING Global Bond Fund -- Class C
                                            ING Global Bond Fund -- Class I

ING Global Equity Dividend Fund             ING Global Equity Dividend Fund -- Class A
                                            ING Global Equity Dividend Fund -- Class B
                                            ING Global Equity Dividend Fund -- Class C

SERIES                                      Classes
------                                      -------
                                            ING Global Equity Dividend Fund -- Class O

ING Global Real Estate Fund                 ING Global Real Estate Fund -- Class A
                                            ING Global Real Estate Fund -- Class B
                                            ING Global Real Estate Fund -- Class C
                                            ING Global Real Estate Fund -- Class I
                                            ING Global Real Estate Fund -- Class O

ING Global Value Choice Fund                ING Global Value Choice Fund -- Class A
                                            ING Global Value Choice Fund -- Class B
                                            ING Global Value Choice Fund -- Class C
                                            ING Global Value Choice Fund -- Class I
                                            ING Global Value Choice Fund -- Class Q

ING Greater China Fund                      ING Greater China Fund -- Class A
                                            ING Greater China Fund -- Class B
                                            ING Greater China Fund -- Class C
                                            ING Greater China Fund -- Class I

ING Index Plus International Equity         ING Index Plus International Equity Fund --
Fund                                        Class A
                                            ING Index Plus International Equity Fund --
                                            Class B
                                            ING Index Plus International Equity Fund --
                                            Class C
                                            ING Index Plus International Equity Fund --
                                            Class I

ING International Capital Appreciation      ING International Capital Appreciation Fund --
Fund                                        Class A
                                            ING International Capital Appreciation Fund --
                                            Class B
                                            ING International Capital Appreciation Fund --
                                            Class C
                                            ING International Capital Appreciation Fund --
                                            Class I

ING International Fund                      ING International Fund -- Class A
                                            ING International Fund -- Class B
                                            ING International Fund -- Class C
                                            ING International Fund -- Class I
                                            ING International Fund -- Class Q

ING International Real Estate Fund          ING International Real Estate Fund -- Class A
                                            ING International Real Estate Fund -- Class B

SERIES                                      CLASSES
------                                      -------
                                            ING International Real Estate Fund -- Class C
                                            ING International Real Estate Fund -- Class I

ING International SmallCap Fund             ING International SmallCap Fund -- Class A
                                            ING International SmallCap Fund -- Class B
                                            ING International SmallCap Fund -- Class C
                                            ING International SmallCap Fund -- Class I
                                            ING International SmallCap Fund -- Class Q

ING International Value Choice Fund         ING International Value Choice Fund --
                                            Class A
                                            ING International Value Choice Fund --
                                            Class B
                                            ING International Value Choice Fund --
                                            Class C
                                            ING International Value Choice Fund --
                                            Class I

ING Precious Metals Fund                    ING Precious Metals Fund -- Class A
                                            ING Precious Metals Fund -- Class B
                                            ING Precious Metals Fund -- Class C
                                            ING Precious Metals Fund -- Class Q

ING Russia Fund                             ING Russia Fund -- Class A
                                            ING Russia Fund -- Class B
                                            ING Russia Fund -- Class C
                                            ING Russia Fund -- Class Q"

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ John V. Boyer
--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

/s/ Patricia W. Chadwick
--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

/s/ J. Michael Earley
--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein
--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

/s/ Patrick W. Kenny
--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

/s/ Walter H. May
--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                                          /s/ Jock Patton
--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

                                          /s/ Sheryl K. Pressler
--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

                                          /s/ David W.C. Putnam
--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

                                          /s/ John G. Turner
--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

--------------------------------------    --------------------------------------
John V. Boyer, as Trustee                 Jock Patton, as Trustee

--------------------------------------    --------------------------------------
Patricia W. Chadwick, as Trustee          Sheryl K. Pressler, as Trustee

--------------------------------------    --------------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee

--------------------------------------    --------------------------------------
R. Barbara Gitenstein, as Trustee         John G. Turner, as Trustee

                                          /s/ Roger B. Vincent
--------------------------------------    --------------------------------------
Patrick W. Kenny, as Trustee              Roger B. Vincent, as Trustee

--------------------------------------
Walter H. May, as Trustee